Exhibit 10.1

Execution Version

INCREMENTAL REVOLVING CREDIT ASSUMPTION AGREEMENT

This INCREMENTAL REVOLVING CREDIT ASSUMPTION AGREEMENT, dated as of June 5, 2019 (this “Agreement”), is entered into among GTT Communications, Inc., a Delaware corporation, as the borrower (the “U.S. Borrower”), KeyBank National Association, as the administrative agent (the “Administrative Agent”) and an LC Issuer, and the Incremental Revolving Credit Lenders (defined below) party hereto.

Reference is made to that certain Credit Agreement, dated as of May 31, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the U.S. Borrower, GTT Communications B.V. (the “EMEA Borrower” and, together with the U.S. Borrower, each a “Borrower” and collectively, the “Borrowers”), various financial institutions from time to time parties thereto as lenders (the “Lenders”) and the Administrative Agent.  Capitalized terms which are defined in the Credit Agreement and which are used herein without definition shall have the same meanings herein as in the Credit Agreement.

WHEREAS, the Credit Agreement provides that the Borrower may from time to time request Incremental Revolving Credit Commitments in accordance with Section 2.17 thereof; and

WHEREAS, pursuant to Section 2.17 of the Credit Agreement, the U.S. Borrower desires to obtain Incremental Revolving Credit Commitments as hereinafter set forth, and the Persons set forth on Schedule A hereto (the “Incremental Revolving Credit Lenders”) are willing to provide Incremental Revolving Credit Commitments on the terms, and subject to the conditions, set forth herein.

NOW, THEREFORE, in consideration of the premises, agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

1.             Pursuant to Section 2.17 of the Credit Agreement, the Borrower has requested Incremental Revolving Credit Commitments in an aggregate principal amount of $50,000,000, which amount is permitted under the definition of “Incremental Facility Maximum Amount” set forth in the Credit Agreement, and that such Incremental Revolving Credit Commitments become effective on the Effective Date, as defined below.  The Borrower has also requested that the Administrative Agent waive the minimum 15 day time period required pursuant to Section 2.17(a)(ii) of the Credit Agreement prior to the effectiveness of any such Incremental Revolving Credit Commitments.

2.             Pursuant and subject to Section 2.17 of the Credit Agreement and this Agreement, each Incremental Revolving Credit Lender hereby severally and not jointly agrees to commit to provide its Incremental Revolving Credit Commitment set forth on Schedule A on the Effective Date, on the terms and subject to the conditions set forth in this Agreement.  In addition, the Administrative Agent, in its capacity as such, hereby waives the minimum 15-day period for a notice requesting Incremental Revolving Credit Commitments required pursuant to Section 2.17(a) of the Credit Agreement prior to the effectiveness of any such Incremental Revolving Credit Commitments and agrees that the Incremental Revolving Credit Commitments to be provided hereunder may be effective on the Effective Date.

3.             Upon the satisfaction of the conditions precedent set forth in Section 4 below and the occurrence of the Effective Date, (i) each Incremental Revolving Credit Lender shall provide its Incremental Revolving Credit Commitment as set forth on Schedule A hereto to the Borrower on the Effective Date, (ii) the aggregate amount of Revolving Credit Commitments (including the Incremental Revolving Credit Commitments to be made by the Incremental Revolving Credit Lenders) shall be $250,000,000, (iii) the Incremental Revolving Credit Commitments and the Incremental Revolving Loans and other extensions made thereunder shall be “Revolving Credit Commitments” and “Revolving Loans” for all purposes under the Credit Agreement and shall have the same terms and conditions as the existing Revolving Credit Commitments and Revolving Loans under the Credit Agreement (including, without limitation, with respect to interest payable thereon and the maturity date thereof), and (iv)  each Incremental Revolving Credit Lender shall fund such amount to the Administrative Agent to the extent necessary so that its Revolving Loans have been funded by such Incremental Revolving Credit Lender in accordance with its Revolving Facility Percentage (after giving effect to its Incremental Revolving Credit Commitment).  Such amounts received by the Administrative Agent shall be disbursed to each Revolving Lender that is not an Incremental Revolving Credit Lender, so that after such fundings and disbursements the Revolving Loans have been funded in accordance with each Revolving Lender’s Revolving Facility Percentage.  In addition, as of the Effective Date, the LC Participations shall be reallocated among the Revolving Lenders so that they are held by each Revolving Lender in accordance with its Revolving Facility Percentage (after giving effect to the Incremental Revolving Credit Commitments).  Each Revolving Lender that is a signatory to this Agreement waives (x) the payment of any breakage costs pursuant to Section 3.02 of the Credit Agreement in connection with payments on account of its Revolving Loans pursuant to this paragraph, (y) delivery of any Notice of Borrowing and notices of prepayment in connection with the adjustments pursuant to this paragraph and (z) minimum borrowing and prepayment amounts in connection with the adjustments pursuant to this paragraph.  For the avoidance of doubt, the accrued Commitment Fees, LC Fees and interest shall be paid when otherwise payable pursuant to the terms of the Credit Agreement.

4.             Conditions to Effectiveness.  This Agreement shall be effective upon satisfaction of each of the following conditions (the date of such effectiveness, the “Effective Date”):

(a)           the Administrative Agent shall have received an executed signature page hereto from the Borrower, each Incremental Revolving Credit Lender and each LC Issuer;

(b)           the U.S. Borrower shall have executed and delivered to the Administrative Agent a Revolving Note for the account of any Incremental Revolving Credit Lender requesting such a Revolving Note evidencing such Incremental Revolving Credit Lender’s respective Incremental Revolving Credit Commitment established hereby (or an amended Revolving Note reflecting the total Revolving Credit Commitment after giving effect to the increase pursuant to the Incremental Revolving Credit Commitment);

(c)           each of the U.S. Borrower Guarantors shall have acknowledged and agreed to the terms of this Agreement;

(d)           the Administrative Agent shall have received a certificate of a Responsible Officer of the U.S. Borrower (i) attaching a copy of its certificate of incorporation and bylaws, as in effect on the Effective Date (or, in the alternative, certifying that such organizational documents have not been amended since the Closing Date and that such organizational documents are in full force and effect), (ii) certifying the names and true signatures of the officers of the U.S. Borrower authorized to sign this Agreement and any documents delivered pursuant to Section 6 of this Agreement, and (iii) attaching certified copies of the resolutions of the Board of Directors of the U.S. Borrower approving this Agreement and any documents delivered pursuant to Section 6 of this Agreement;

(e)           the Administrative Agent shall have received a certificate of a Responsible Officer of the U.S. Borrower (i) certifying that  the requirements of Section 2.17 of the Credit Agreement are satisfied, (ii) certifying that the conditions set forth in Section 4.02(iii) of the Credit Agreement shall be satisfied immediately after giving effect to the Incremental Revolving Credit Commitments referenced hereunder, (iii) certifying that the representations in Section 5 of this Agreement are true and correct and (iv) including a certification substantially similar to the certification delivered pursuant to Section 4.01(xv) of the Credit Agreement; and

(f)            the Administrative Agent shall have received an opinion of counsel to the U.S. Borrower in form and substance reasonably satisfactory to the Administrative Agent.

(g)           the Administrative Agent and the Incremental Revolving Credit Lenders shall have received at least three Business Days prior to the Incremental Amendment Effective Date (i) all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act, and (ii) a beneficial ownership certification for each Borrower that qualifies as a “legal entity customer” under 31 C.F.R. 31 C.F.R. § 1010.230, in each case under this Section 4(g) to the extent requested at least five Business Days prior to the Incremental Amendment Effective Date.

5.             Representations and Warranties.

(a)           The representations and warranties of the Credit Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and  as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made (except to the extent any such representation or warranty is qualified by “materiality or “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects).

(b)           As of the date hereof, both before and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

(c)           This Incremental Amendment has been duly authorized by all necessary corporate or other organizational action and has been duly executed and delivered by each U.S. Credit Party and constitutes a legal, valid and binding obligation in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or laws).

6.             Further Assurances.

(a)           Not later than 60 days after the Incremental Amendment Effective Date, unless extended by the Collateral Agent in its sole discretion upon reasonable request of the U.S. Borrower, the U.S. Borrower shall deliver (or cause to be delivered) to the Collateral Agent, with respect to the Mortgage on the Mortgaged Real Property located in Lynn, Massachusetts, United States, (A) either:

(i)            a written confirmation (which may be in the form of an email), in form and substance reasonably satisfactory to the Collateral Agent, from local counsel in the jurisdiction in which such Mortgage is recorded, substantially to the effect that:

(1)           the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations (as defined in such Mortgage), for the benefit of the Secured Creditors (as defined in such Mortgage); and

(2)           no other documents, instruments, filing, recordings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary under applicable law in order to maintain the continued enforceability, validity or priority of the Lien created by such Mortgage as security for the Obligations (as defined in such Mortgage), for the benefit of the Secured Creditors (as defined in the Mortgage); or

(ii)           the following, in each case in form and substance reasonably acceptable to the Collateral Agent:

(1)           an amendment to such Mortgage (each, a “Mortgage Amendment”), duly executed and acknowledged by the applicable Credit Party, and in proper form for recording in the land records in the jurisdiction in which the applicable mortgaged property is located and sufficient to create a valid and enforceable mortgage lien on such mortgaged property, in favor of the Collateral Agent for the benefit of the Secured Creditors (as defined in such Mortgage), securing the Obligations (as defined in such Mortgage);

(2)           with respect to each such Mortgage Amendment, an opinion of (x) local counsel in the jurisdiction where such mortgaged property is located with respect to the enforceability and perfection of the Mortgage, as amended by the Mortgage Amendment, and other matters customarily included in such opinions and (y) counsel regarding the due authorization, execution and delivery of the Mortgage Amendment and other matters customarily included in such opinions;

(3)           evidence of payment by the U.S. Borrower of all mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendments contemplated by clause (b)(i) above; and

(4)           a date down endorsement to the existing title policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent and reasonably assure the Administrative Agent as of the date of such endorsement that the real property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage;

and (B) a title search to the applicable real property encumbered by a Mortgage demonstrating that such real property is free and clear of all Liens (except those Liens created or permitted under the Credit Agreement).

(b)           The U.S. Borrower shall deliver (or cause to be delivered) to the Collateral Agent a security confirmation with respect to the pledges granted by the U.S. Borrower in the Equity Interests of any Subsidiary organized under the law of Ireland.

7.             This Agreement is a “Loan Document.”  The provisions of Section 11.08(b) through  Section 11.08(d), and Sections 11.09, 11.10, 11.19 and 11.21 of the Credit Agreement are incorporated herein mutatis mutandis as if set forth herein.

8.             The Credit Parties party thereto agree to pay the fees and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with this Agreement.

9.             All of the terms, conditions, representations, warranties and covenants contained in the Loan Documents shall continue in full force and effect, in each case, as expressly modified by this Agreement.  Each U.S. Credit Party, by its signature below, hereby affirms and confirms that, after giving effect to this Agreement, (i) its obligations under each of the Loan Documents to which it is a party and (ii) its guarantee of the U.S. Obligations and the pledge of and/or grant of a security interest in its assets constituting Collateral (as defined in the U.S. Security Agreement) to secure the U.S. Obligations, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the U.S. Obligations. In furtherance of the affirmation and confirmation of its grant of a security interest in its assets constituting Collateral (as defined in the U.S. Security Agreement) to secure the U.S. Obligations, each U.S. Credit Party does hereby pledge, collaterally assign to the Administrative

Agent, and does hereby grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in all of the right, title and interest of such U.S. Credit Party in, to and under the Collateral (as defined in the U.S. Security Agreement) of such U.S. Credit Party on the terms and conditions set forth in, and is governed by, the U.S. Security Agreement.  For the avoidance of doubt, the security interest granted  herein is duplicative of the security interest granted in the U.S. Security Agreement, does not affect the validity, scope or existence of the security interest created pursuant to the U.S. Security Agreement and shall not be junior to the lien granted pursuant to the U.S. Security Agreement. The amendment of the Credit Agreement pursuant to this Agreement and all other Loan Documents amended and/or executed and delivered in connection herewith is not intended to, and shall not, constitute a novation of the Credit Agreement or any of the other Loan Documents as in effect immediately prior to the Effective Date.

10.          THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, as of the date first above written.

U.S. BORROWER:

GTT COMMUNICATIONS, INC.

By:	/s/ Michael T. Sicoli
Name:	Michael T. Sicoli
Title:	Chief Financial Officer

[Signature Page to Incremental Revolving Credit Assumption Agreement]

KEYBANK NATIONAL ASSOCIATION, as an Incremental Revolving Credit Lender and an LC Issuer

By:	/s/ Jeff Kalinowski
Name:	Jeff Kalinowski
Title:	Senior Vice President

[Signature Page to Incremental Revolving Credit Assumption Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as an Incremental Revolving Credit Lender

By:	/s/ Michael Strobel
Name:	Michael Strobel
Title:	Vice President

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

[Signature Page to Incremental Revolving Credit Assumption Agreement]

GOLDMAN SACHS BANK USA,
as an Incremental Revolving Credit Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signature

[Signature Page to Incremental Revolving Credit Assumption Agreement]

SUNTRUST BANK,
as an Incremental Revolving Credit Lender

By:	/s/ Samantha Stanford
Name:	Samantha Stanford
Title:	Vice President

[Signature Page to Incremental Revolving Credit Assumption Agreement]

BARCLAYS BANK PLC,
as an Incremental Revolving Credit Lender

By:	/s/ Martin Corrigan
Name:	Martin Corrigan
Title:	Vice President

[Signature Page to Incremental Revolving Credit Assumption Agreement]

Acknowledged and agreed to:

GTT AMERICAS, LLC

By:	/s/ Jessica Kaman
Name:	Jessica Kaman
Title:	Treasurer

GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC

By:	/s/ Jessica Kaman
Name:	Jessica Kaman
Title:	Treasurer

COMMUNICATION DECISIONS — SNVC, LLC

By:	/s/ Jessica Kaman
Name:	Jessica Kaman
Title:	Treasurer

CORE180, LLC

By:	/s/ Jessica Kaman
Name:	Jessica Kaman
Title:	Treasurer

ELECTRA LTD.

By:	/s/ Jessica Kaman
Name:	Jessica Kaman
Title:	Treasurer

GC PIVOTAL, LLC

By:	/s/ Jessica Kaman
Name:	Jessica Kaman
Title:	Treasurer

[Signature Page to Incremental Revolving Credit Assumption Agreement]

Acknowledged and agreed to:

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By:	Jeff Kalinowski
Name:	Jeff Kalinowski
Title:	Senior Vice President

[Signature Page to Incremental Revolving Credit Assumption Agreement]

Schedule A

Incremental Revolving Credit Lenders	Incremental Revolving Credit Commitments
Deutsche Bank AG New York Branch	$15,000,000
KeyBank National Association	$10,000,000
Goldman Sachs Bank U.S.A.	$10,000,000
SunTrust Bank	$7,500,000
Barclays Bank PLC	$7,500,000
TOTAL	$50,000,000